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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):  JULY 24, 2001


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




           DELAWARE                      1-12387                 76-0515284
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)




    500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                    60045
      (Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code: (847) 482-5000



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ITEM 5.  OTHER EVENTS.

         On July 24, 2001, the company announced its results of operations for the second quarter of 2001. A copy of the press release announcing the company's second quarter 2001 results is filed as an exhibit to this Form 8-K report, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   Exhibit
    Number     Description


    99.1 Press Release, dated July 24, 2001, announcing Tenneco Automotive's second quarter 2001 results of operations.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TENNECO AUTOMOTIVE INC.

Date:    July 24, 2001
                                            By:  /s/ MARK A. MCCOLLUM
                                                 -------------------------------
                                                 Mark A. McCollum
                                                 Senior Vice President and Chief
                                                 Financial Officer










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EXHIBIT INDEX


  Exhibit
  Number       Description

   99.1 Press Release, dated July 24, 2001, announcing Tenneco Automotive's second quarter 2001 results of operations.








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